SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported) : December 5, 2001

                           Commission File No. 0-27323


                           THE BAUER PARTNERSHIP, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Nevada                                            88-0429812
-------------------------------                 --------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)



             8 Queen Street, Mayfair, London W1J 5PD, United Kingdom
             --------------------------------------------------------
                    (Address of principal executive offices)

                                +44-207-016-6708
                     --------------------------------------
                            (Issuer telephone number)

                              Finders Keepers, Inc.
                        6975 South Union Park Center #600
                           Salt Lake City, Utah 84047
                             Former Name and Address

Item 1.     Changes in Control of the Registrant.

       As a result of the acquisition of The Bauer Partnership, Inc., a Delaware corporation ("BAUER"), the control of the Registrant shifted to the former shareholders of Bauer. The following entity which is beneficially owned by Ronald J. Bauer, the Registrant's new chief executive officer, now exercises control of the Registrant.

         Name                         No. of shares                   Percentage
        -------                       -------------                   ----------
Fleming Financial Holdings Ltd.        17,312,500                       49.3%

Item 2.   Acquisition of Disposition of Assets.

     On December 5, 2001, the Registrant acquired 100% of the issued and outstanding shares of BAUER in exchange for 31,030,800 post reverse split shares of the Registrant's common stock. Following the exchange, there are 35,095,006 shares of the Registrant's common stock outstanding.

Item 5.   Other Events.

     As a result of the acquisition of Bauer and the change in focus of the Registrants business, the Registrant changed its name from Finders Keepers Inc. to The Bauer Partnership, Inc. and changed its trading symbol to BUER. In addition, the former directors and officers of Finders Keepers Inc. resigned and the directors and officers of BAUER have become the directors and officers of the Registrant. The new directors and officers of the Registrant are as follows:
F. Bryson Farrill-Chairman, Ronald J. Bauer-Chief Executive Officer, President and Director, Dr. Jacques L. Fischer-Interim Chief Operating Officer and Director, Joseph T. Bauer-Director, and Geoffrey Button-Director.

Item 7. Financial Statements and Exhibits.

     a)   Financial Statements of The Bauer Partnership, Inc. - to be filed

     b)   Proforma Financial information - to be filed

     c)   Exhibits:

          2.1  Exchange Agreement

          2.2  Addendum No. 1 to Exchange Agreement

          3.1  Amended and Restated Articles of Incorporation

          3.2  Amended By-Laws

                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     THE BAUER PARTNERSHIP, INC.

December 13, 2001                                    /s/ Ronald J. Bauer
                                                     ---------------------------
                                                     Ronald J. Bauer
                                                     Chief Executive Officer